UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2017

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☒ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Closing of Merger with Eastman Bancshares, Inc.

On November 10, 2017, Equity Bancshares, Inc. (the “Company”) completed its merger with Eastman National Bancshares, Inc., an Oklahoma corporation (“Eastman”), pursuant to the terms of the Agreement and Plan of Reorganization, dated July 14, 2017 (the “Eastman Agreement”), by and among the Company, ENB Merger Sub, Inc., an Oklahoma corporation and wholly-owned subsidiary of the Company (“ENB Merger Sub”), and Eastman. At the effective time (the “Eastman Effective Time”), ENB Merger Sub merged with and into Eastman, with Eastman surviving the merger as a wholly-owned subsidiary of the Company. Following the Eastman Effective Time, Eastman merged into the Company, with the Company surviving the merger and thereafter, The Eastman National Bank of Newkirk, Eastman’s wholly-owned bank subsidiary, merged with and into the Company’s wholly-owned bank subsidiary, Equity Bank, with Equity Bank surviving the merger.

Pursuant to the Eastman Agreement, at the Eastman Effective Time each outstanding share of Eastman common stock was converted into the right to receive (i) 6.1389 shares of Class A common stock, par value of $0.01 per share, of the Company, and (ii) $41.83 in cash. Eastman’s Adjusted Equity (as defined in the Eastman Agreement) was $24,714,691 and was calculated in accordance with the terms of the Eastman Agreement.

The foregoing description of the Eastman Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Eastman Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Closing of Merger with Cache Holdings, Inc.

On November 10, 2017, the Company also completed its merger with Cache Holdings, Inc., an Oklahoma corporation (“Cache”), pursuant to the terms of the Agreement and Plan of Reorganization, dated July 14, 2017 (the “Cache Agreement”), by and between the Company and Cache. At the effective time (the “Cache Effective Time”), Cache merged with and into the Company, with the Company surviving the merger. Following the Cache Effective Time, Patriot Bank, Cache’s wholly-owned bank subsidiary, merged with and into the Company’s wholly-owned bank subsidiary, Equity Bank, with Equity Bank surviving the merger.

Pursuant to the Cache Agreement, at the Cache Effective Time each outstanding share of Cache common stock was converted into the right to receive (i) 53 shares of Class A common stock, par value of $0.01 per share, of the Company, and (ii) $615.12 in cash.

The foregoing description of the Cache Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cache Agreement, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 10, 2017, the Company issued a press release announcing the closing of each of the mergers. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial	Statements of Businesses Acquired.

Eastman Merger

Audited consolidated financial statements of Eastman as of December 31, 2016 and 2015, and for each of the two years in the period ended December 31, 2016 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm were previously filed as part of Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-219974, as filed by the Company with the Securities and Exchange Commission on August 31, 2017. Pursuant to General Instruction B.3 of Form 8-K, no additional audited consolidated financial statements of Eastman are required to be filed.

The unaudited consolidated balance sheets of Eastman as of June 30, 2017 and December 31, 2016, and related consolidated statements of income and comprehensive income of Eastman for the three and six months ended June 30, 2017 and 2016, changes in stockholders’ equity and cash flows of Eastman for the six months ended June 30, 2017 and 2016, and related notes were previously filed as part of Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-219974, as filed by the Company with the

Securities and Exchange Commission on August 31, 2017. Pursuant to General Instruction B.3 of Form 8-K, no additional unaudited consolidated financial statements of Eastman are required to be filed.

Cache Merger

Audited consolidated financial statements of Cache as of December 31, 2016 and 2015, and for each of the two years in the period ended December 31, 2016 as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm were previously filed as part of Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-219975, as filed by the Company with the Securities and Exchange Commission on August 30, 2017. Pursuant to General Instruction B.3 of Form 8-K, no additional audited consolidated financial statements of Cache are required to be filed.

The unaudited consolidated balance sheets of Cache as of June 30, 2017 and December 31, 2016, and related consolidated statements of income and comprehensive income of Cache for the three and six months ended June 30, 2017 and 2016, changes in stockholders’ equity and cash flows of Cache for the six months ended June 30, 2017 and 2016, and related notes were previously filed as part of Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-219975, as filed by the Company with the Securities and Exchange Commission on August 30, 2017. Pursuant to General Instruction B.3 of Form 8-K, no additional unaudited consolidated financial statements of Cache are required to be filed.

(b) Pro	Forma Financial Information.

Eastman Merger

The unaudited pro forma condensed consolidated combined balance sheets of Eastman as of June 30, 2017, the unaudited pro forma condensed consolidated combined statement of income of Eastman for the six months ended June 30, 2017, and the unaudited pro forma condensed consolidated combined statement of income of Eastman for the year ended December 31, 2016, were previously furnished as part of Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-219974, as filed by the Company with the Securities and Exchange Commission on August 31, 2017. Pursuant to General Instruction B.3 of Form 8-K, no additional pro forma financial statements of Eastman are required to be filed.

Cache Merger

The unaudited pro forma condensed consolidated combined balance sheets of Cache as of June 30, 2017, the unaudited pro forma condensed consolidated combined statement of income of Cache for the six months ended June 30, 2017, and the unaudited pro forma condensed consolidated combined statement of income of Cache for the year ended December 31, 2016, were previously furnished as part of Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-219975, as filed by the Company with the Securities and Exchange Commission on August 30, 2017. Pursuant to General Instruction B.3 of Form 8-K, no additional pro forma financial statements of Cache are required to be filed.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization, dated as of July 14, 2017, by and among Equity Bancshares, Inc., ENB Merger Sub, Inc. and Eastman National Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 17, 2017).

2.2	Agreement and Plan of Reorganization, dated as of July 14, 2017, by and between Equity Bancshares, Inc. and Cache Holdings, Inc. (incorporated by reference to Exhibit 2.2 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 17, 2017).

99.1	Press Release, dated November 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: November 13, 2017	By:	/s/ Brad S. Elliott
Brad S. Elliott
Chairman and Chief Executive Officer